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                                                                     Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 333-102934 of Allstate Financial Advisors Separate Account I ("the Account") on Form N-4 of our report dated March 17, 2009, (which report expresses an unqualified opinion with respect to the consolidated financial statements and includes an explanatory paragraph relating to a change in method of accounting for uncertainty in income taxes and accounting for deferred acquisition costs associated with internal replacements in 2007), relating to the consolidated financial statements and financial statement schedules of Allstate Life Insurance Company, and to the use of our report dated April 17, 2009 relating to the financial statements of the sub-accounts of the Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of the Registration Statement, and to the references to us under the heading "Experts" in such Statement of Additional Information.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 24, 2009